Fees Summary	Nov. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,993,371.08
Previously Paid Amount	0.00
Total Fee Amount	2,070.58
Total Offset Amount	0.00
Net Fee	$ 2,070.58